UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               JAMES G. WHETZEL
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2013



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2013





[LOGO OF USAA]
    USAA(R)

                                             [GRAPHIC OF USAA INCOME STOCK FUND]

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        ANNUAL REPORT
        USAA INCOME STOCK FUND
        FUND SHARES o INSTITUTIONAL SHARES
        JULY 31, 2013

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PRESIDENT'S MESSAGE

"THE DECLINE WAS INSTRUCTIVE BECAUSE
IT REVEALED HOW ATTACHED INVESTORS                 [PHOTO OF DANIEL S. McNAMARA]
HAD BECOME TO FED STIMULUS."

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AUGUST 2013

If there was any doubt the Federal Reserve's (the Fed) stimulus programs were driving the performance of the U.S. stock and bond markets, it was greatly diminished during the reporting period. Just a hint of eventual Fed tapering sparked a broad selloff in the financial markets during June. The decline was instructive because it revealed how attached investors had become to rely on the Fed's stimulus policies. The Fed's bond-buying programs have pushed down interest rates and driven bond prices higher. Lower interest rates, meanwhile, have incentivized investors to seek higher returns in riskier asset classes, such as stocks and corporate bonds.

In response to the selloff, the Fed moved quickly to remind investors it would not raise short-term interest rates until it became clear that economic growth was self-sustaining. The Fed also said it could change the terms of its quantitative easing programs if the economy takes an unexpected turn, such as strong growth or renewed weakness. (The term quantitative easing is generally used to reference programs in which the Fed uses newly created money to purchase financial assets.) In fact, I believe that the economy is weaker at the time of this writing than when the Fed expanded quantitative easing in 2012. Furthermore, inflation pressures remain modest. As a result, the Fed is likely to continue its quantitative easing programs for some time, though I believe it may purchase fewer securities if market conditions are favorable. However, with a change in leadership coming at the end of 2013, Fed Chairman Ben Bernanke may seek -- economic conditions permitting -- to preserve his legacy by setting the stage for future tapering.

Although interest rates increased during the reporting period, they remain exceptionally low by historical measures. I think investors have less to fear from gradually rising interest rates than they do from a return to low rates, which some believe could be caused by a Japan-like deflationary economy. That said, higher interest rates do mean that bond investors are likely to

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see a decrease in their principal (bond prices move in the opposite direction of interest rates), but they will also -- for the first time in a long time -- see an increase in the income they receive from their fixed-income investments. However, it is important to remember that the fixed-income market is not a "bond" market. It is a market of bonds, which includes U.S. Treasuries, mortgage-backed securities, investment-grade bonds, high-yield bonds, municipal securities and more. Many of these fixed-income asset classes perform differently from each other.

Within equities, the selloff was relatively short lived and stocks reached new highs just after the end of the reporting period. However, only about a third of the gains can be attributed to earnings and dividend growth. Much of price appreciation seems to be the result of higher valuations or multiple expansion. While we believe current valuations are fair, 2008 should be a reminder that investor preferences can change. Increasing valuations that are not supported by earnings growth could decline in the future.

In this environment, I think it's more important than ever to keep emotion out of the investment process. Shareholders should have an investment plan, remain disciplined and hold diversified portfolios directly tied to their objectives, risk tolerance and time horizon. If you think you might be over-allocated to your fixed-income portfolio, you should reassess your investment risk and if necessary, rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next. USAA advisors are available to help you free of charge if you have questions or need assistance updating your investment plan.

Though no one really knows what lies ahead, you can rest assured that we will continue to monitor Fed policy and the many factors shaping the performance of the financial markets. From all of us here at USAA Asset Management Company, thank you for your continued investment in our family of mutual funds.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

Past performance is no guarantee of future results. o Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss.
o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                          10

FINANCIAL INFORMATION

    Distributions to Shareholders                                            15

    Report of Independent Registered Public Accounting Firm                  16

    Portfolio of Investments                                                 17

    Notes to Portfolio of Investments                                        29

    Financial Statements                                                     30

    Notes to Financial Statements                                            33

EXPENSE EXAMPLE                                                              50

ADVISORY AGREEMENT(S)                                                        52

TRUSTEES' AND OFFICERS' INFORMATION                                          60

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2013, USAA. All rights reserved.

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FUND OBJECTIVE

THE USAA INCOME STOCK FUND'S (THE FUND) INVESTMENT OBJECTIVE IS CURRENT INCOME WITH THE PROSPECT OF INCREASING DIVIDEND INCOME AND THE POTENTIAL FOR CAPITAL APPRECIATION.

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TYPES OF INVESTMENTS

The Fund normally invests at least 80% of the Fund's assets in common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends. This 80% policy may be changed upon at least 60 days' written notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1
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MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company                 Epoch Investment Partners, Inc.

   JOHN P. TOOHNEY, CFA                          DAVID N. PEARL
   WASIF A. LATIF                                MICHAEL A. WELHOELTER, CFA
   STEPHAN KLAFFKE, CFA                          WILLIAM W. PRIEST, CFA, CPA
   JULIANNE BASS, CFA

Grantham, Mayo, Van Otterloo & Co. LLC

   DAVID COWAN
   THOMAS HANCOCK, Ph.D.

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o   HOW DID THE USAA INCOME STOCK FUND (THE FUND SHARES) PERFORM?

    At the end of the reporting period, the Fund Shares had a total return of 24.89%. This compares to returns of 30.73% for the Russell Value 1000(R) Index (the Index) and 24.04% for the Lipper Equity Income Funds Index.

    In addition to USAA Asset Management Company (AMCO), who manages a portion of the Fund, the Fund has two subadvisers. Grantham, Mayo, Van Otterloo & Co. LLC (GMO) and Epoch Investment Partners, Inc. (Epoch) are subadvisers of the Fund.

    Refer to page 11 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

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2  | USAA INCOME STOCK FUND
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o   PLEASE DESCRIBE MARKET CONDITIONS DURING THE REPORTING PERIOD.

    The Fund's fiscal period saw equities provide strong positive returns, although the journey was not without some bumps along the way. As the period opened markets continued to absorb a stream of daily headlines reflecting the ups and downs of the European debt crisis. In early September 2012, the debt crisis in Europe became less of a fulcrum for market sentiment as the European Central Bank announced plans to backstop the borrowing of struggling governments. In the wake of this good news out of Europe, markets largely turned the focus toward developments in the United States. U.S. housing data seemed to confirm that prices had finally reached a bottom and were even beginning to turn up. With employment data continuing to disappoint, many observers anticipated that the Federal Reserve (the Fed) would announce further bond purchases as part of their quantitative easing program, and this expectation was realized in mid-September. The Fed also indicated that it would keep its benchmark fed funds rate at near zero levels through 2015. Housing optimism and the prospect of even more prolonged monetary support for the economy led to an increased willingness on the part of investors to assume risk, helping to boost equities overall.

    As November approached, U.S. markets were unsettled by the implications of the pending presidential election for resolving the stalemate over the country's budgetary dilemma. Stocks dipped further following the election as the default package of tax increases and budget cuts referred to as the "fiscal cliff" loomed. The fiscal cliff was temporarily averted, and stocks resumed their upward momentum in January of 2013, supported by continued improvements in autos and housing, as well as indications that growth in China would remain at levels sufficient to meaningfully bolster the global outlook. Markets largely shrugged off a failure to reach a compromise on federal spending that triggered $85 billion in sequestration spending cuts. Losses imposed on Cypriot bank deposits, which investors feared could set a precedent for future

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                                           MANAGERS' COMMENTARY ON THE FUND |  3
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    euro zone bank bailouts, caused markets to pause only briefly. The rally over the first several months of the Fund's fiscal period was led by stocks with high absolute levels of yield, with investors increasingly unable to derive income from investment-grade bonds.

    In the spring of 2013, speculation began to mount over the extent to which the the Fed would maintain its extraordinary levels of monetary policy support. Stocks began to slide as a result and dipped sharply in late June 2013 as Fed Chairman Ben Bernanke reiterated that a stabilizing economy might lead to a "tapering" of the Fed's long-term bond purchases. However, as the period drew to a close, investors seemed to gain a sense of proportion concerning the likely extent of any Fed policy shift, and stocks resumed their upward trend.

o   HOW DID THE PORTION OF THE FUND MANAGED BY AMCO PERFORM?

    AMCO began managing a portion of the Fund on November 1, 2012. For the November to July period, the portion of the Fund managed by AMCO lagged the Index. Information technology and energy stock selection detracted from relative performance. Financial stock selection provided the best relative return for AMCO's portion of the Fund. In addition, underweighting to utilities generated a positive relative return.

    From November 2012 to the end of the reporting period, the five top performing stocks that contributed to the return for AMCO's portion of the Fund were: Cisco Systems, Inc., Johnson & Johnson, MetLife, Inc., JP Morgan Chase & Co., and AbbVie, Inc. (AbbVie). AbbVie may be unfamiliar to investors; the drug company was a spin-off from Abbott Laboratories. AbbVie's main drug is Humira which treats arthritis, colitis, and psoriasis. The company is also exploring other potential indications for the drug. In addition, the company has a promising pipeline of new drugs.

    From November 2012 to the end of the reporting period, the five bottom performing stocks that generated a negative return for AMCO's portion of the Fund were: Freeport-McMoRan Copper & Gold, Inc. (Freeport-McMoran), Transocean Ltd. (Transocean),

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4  | USAA INCOME STOCK FUND
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    Rogers Communications, Inc. "B" (Rogers Communications), Rio Tinto plc ADR
    (Rio Tinto), and UnitedHealth Group, Inc. (UnitedHealth). The common theme among these stocks is that each security had a unique event which caused a decline in its stock price. Freeport-McMoran acquired an oil and gas company, an operation not related to its core business of copper mining. Transocean has been dealing with the aftermath of the Macondo oil spill and corporate activist Carl Icahn's demands to cut costs and raise its dividend. Rogers Communication's stock price fell after Verizon Communications announced it was exploring the potential of entering the Canadian telecommunications market. Rio Tinto's stock fell in response to China's economic problems and a global sell-off in hard commodities. UnitedHealth's stock fell as investors try to assess the impact of the looming Patient Protection and Affordable Care Act (known unofficially as "Obamacare") on the company's bottom-line.

o   WHAT IS AMCO'S OUTLOOK?

    The U.S. economy is slowly recovering from the 2008-2009 recession. While the unemployment rate has gradually declined, regulatory costs and impending higher interest rates have caused businesses to remain cautious in their hiring and capital spending programs. The current valuations of high dividend-paying, slow dividend growth stocks seem excessive when compared to those investments with good dividend yields but growing their dividends at a faster pace. To that end, AMCO's portion of the Fund remains underweight in utilities and real estate investment trusts (known as REITs). AMCO believes that investors will demand that companies offer more generous capital allocation programs (increasing dividends, stock buybacks, and a reduction of leverage) to compensate for higher risks in the post great recession economy. AMCO's portion of the Fund's international investment weighting is near the maximum allowable percentage. These international investments, known as American Depository Receipts (or ADRs), include companies such as Royal Dutch Shell plc ADR and HSBC Holdings plc ADR which offer higher dividend yields and are priced more attractively than their U.S. counterparts. AMCO's

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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    investment philosophy is to purchase companies with the best total return potential in a universe of dividend stocks.

o   HOW DID THE GMO PORTION OF THE FUND PERFORM?

    The GMO portion of the Fund lagged the Index for the reporting period. The strategy's generally defensive posture was the principal driver of the performance shortfall versus the benchmark, as positive economic readings and highly accommodative monetary policy led investors to favor more cyclical stocks and sectors.

    GMO's sector exposures versus the Index contributed positively overall, led by underweight positions in utilities and energy and an overweight in information technology. An overweight in consumer staples and underweight positions in financials and consumer discretionary detracted from relative return.

    GMO's stock selection versus the Index was a constraint on returns, in particular within information technology, consumer staples, and health care. From an individual name perspective, the portfolio's overweight exposures to high-quality companies such as Wal-Mart Stores, Inc., and Coca-Cola Co. within consumer staples; Merck & Co., Inc., and Abbott Laboratories within health care; and Microsoft Corp., International Business Machines Corp., and Oracle Corp. within information technology were among the leading detractors. Overweight positions in selected financials firms such as JPMorgan Chase & Co. and Bank of America Corp. were among those adding to relative returns during the period. Underweight positions in energy sector companies including Exxon Mobil Corp. and Occidental Petroleum Corp. also added to relative return.

o   WHAT IS GMO'S OUTLOOK?

    GMO's objective in any market environment is to find the best value opportunities available. Presently, that approach has led to a heavy

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6  | USAA INCOME STOCK FUND

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    dose of high-quality stocks in the portfolio, owing to their compelling valuations.

    The portfolio's largest sector overweight positions compared to the Index include health care, information technology, and consumer staples. The largest underweight sector positions include financials, energy, industrials and utilities.

o   HOW DID THE PORTION OF THE FUND MANAGED BY EPOCH PERFORM?

    The portion of the Fund managed by Epoch lagged the Index for the reporting period. Selection within information technology was the single biggest detractor from relative return, followed by selection within consumer discretionary. An underweight to financials also detracted. Selection within industrials as well as underweight exposure to utilities added to relative performance.

    Consumer electronics icon Apple, Inc. (Apple) was by far the leading detractor from relative return for the 12 months. While there was no single event that triggered the weakness, market participants worried about Apple's ability to sustain margins. In Epoch's view, while Apple's growth has eased, it remains a fast-growing and highly profitable company. Moreover, it is currently engaged in the single largest share buyback program in history. Microsoft Corp. (Microsoft) was another detractor within technology. Microsoft launched its new operating system Windows 8 during the fourth quarter of 2012. Investors were concerned about the initial lukewarm reception from consumers, as well as weakening personal computer sales overall. Epoch expects Windows 8 sales to pick up as consumers survey the new devices that take advantage of its touch screen functionality. In addition, Microsoft continues to see growth in enterprise sales (its largest revenue source), cloud solutions and game consoles. Within energy, field services provider National-Oilwell Varco, Inc., and driller Devon Energy Corp. were both detractors, largely as the result of lower oil and natural gas prices. Epoch believes both firms are well-positioned to

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

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    benefit from any improvement in energy fundamentals. Value conscious retailer Kohl's Corp. (Kohl's) was another detractor. Kohl's operates more than 1,100 department stores across the United States and sells online as well. While Kohl's has been challenged in recent quarters to maintain margins, Epoch believes the stock price has suffered unduly and that the company is attractively valued.

    On the plus side, BlackRock Inc. (BlackRock) added to relative return. BlackRock is the largest asset manager in the world with a diverse, mostly institutional, client base and a broad array of product offerings. The company has a growing exchange-traded fund business and a largely untapped potential distribution opportunity in the retail channel. Insurer Aetna, Inc. (Aetna) also contributed positively over the 12 months. The stock suffered early in the period from the market perception that the company had underestimated medical cost trends and potentially mispriced its book of business. Instead, Aetna beat third quarter 2012 estimates and raised their earnings guidance. In addition, it appears that the impact on the company from health care reform will be much lower than most people had anticipated. Time Warner, Inc., another contributor, owns a strong portfolio of cable networks including HBO, TBS, TNT and CNN. An increase in original programming and more exclusive licensing on re-runs have helped bolster ratings and assuage fears over the challenge from online competitor Netflix. Shares of Boeing Co. (Boeing) benefited from an easing in concerns related to battery issues in the new 787 Dreamliner. In addition, at the Paris Air Show held in June 2013, the company claimed orders worth over $60 billion and commitments for more than 400 aircraft. Boeing has considerable pricing power and benefits from huge barriers to entry, contributing to Epoch's positive outlook for earnings growth over the next several years.

o   WHAT IS EPOCH'S OUTLOOK?

    In Epoch's view, we have reached a turning point for financial assets with the Fed having signaled the beginning of the end of quantitative easing. This spells difficulty for the weakest borrowers, whether they

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8  | USAA INCOME STOCK FUND

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    are companies with substantial leverage or countries with large, externally funded current accounts. It will also likely mean that future equity returns will have to rely more on company fundamentals than on hyper-accommodative monetary policy.

    That said, the U.S. economy continues to strengthen, albeit at a slower pace than in previous recoveries. The Fed has clearly stated quantitative easing will be removed gradually and only after the economy is in a healthier state, with lower unemployment a key measure. Also, the economies of Europe, despite facing remaining difficulties, may have hit bottom.

    In this environment, many stocks appear attractive, especially relative to fixed-income securities. Some stocks appear to be priced at wide discounts to both the market and to their own history, particularly those sensitive to economic growth. As those valuation gaps close, investors focused on company fundamentals should achieve healthy returns even if the overall market is flat or even down slightly from here.

    Thank you for your investment in the Fund.

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                                           MANAGERS' COMMENTARY ON THE FUND |  9

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INVESTMENT OVERVIEW

USAA INCOME STOCK FUND SHARES (FUND SHARES) (Ticker Symbol: USISX)


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                                         7/31/13                    7/31/12
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Net Assets                          $1,453.4 Million            $1,680.6 Million
Net Asset Value Per Share                $16.29                      $13.26


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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/13
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  1 Year                           5 Years                            10 Years

  24.89%                           7.09%                               6.72%

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                          EXPENSE RATIO AS OF 7/31/12*
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                                      0.85%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2012, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

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10  | USAA INCOME STOCK FUND
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                      o CUMULATIVE PERFORMANCE COMPARISON o

                   [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                            LIPPER EQUITY        USAA INCOME
                      RUSSELL 1000             INCOME             STOCK FUND
                       VALUE INDEX           FUNDS INDEX            SHARES
 7/31/2003             $10,000.00            $10,000.00           $10,000.00
 8/31/2003              10,155.82             10,148.59            10,175.04
 9/30/2003              10,056.74             10,080.46            10,175.18
10/31/2003              10,672.20             10,582.63            10,832.63
11/30/2003              10,816.98             10,714.60            11,046.68
12/31/2003              11,483.73             11,364.70            11,725.67
 1/31/2004              11,685.67             11,541.29            12,009.79
 2/29/2004              11,936.11             11,759.79            12,201.76
 3/31/2004              11,831.63             11,626.55            12,092.32
 4/30/2004              11,542.47             11,431.50            11,768.62
 5/31/2004              11,660.19             11,504.67            11,784.04
 6/30/2004              11,935.69             11,767.77            12,075.62
 7/31/2004              11,767.58             11,518.36            11,843.55
 8/31/2004              11,934.92             11,635.61            11,998.26
 9/30/2004              12,119.93             11,803.04            12,132.90
10/31/2004              12,321.40             11,932.73            12,125.13
11/30/2004              12,944.35             12,466.58            12,770.25
12/31/2004              13,377.82             12,844.48            13,135.31
 1/31/2005              13,140.35             12,612.37            12,835.71
 2/28/2005              13,575.84             12,984.63            13,277.23
 3/31/2005              13,389.56             12,784.20            12,978.95
 4/30/2005              13,149.75             12,549.77            12,653.68
 5/31/2005              13,466.30             12,845.55            13,145.55
 6/30/2005              13,613.74             12,955.12            13,396.10
 7/31/2005              14,007.62             13,371.48            13,834.40
 8/31/2005              13,946.69             13,294.35            13,659.08
 9/30/2005              14,142.51             13,398.96            13,761.63
10/31/2005              13,783.32             13,135.87            13,441.41
11/30/2005              14,236.42             13,526.01            13,825.68
12/31/2005              14,321.46             13,590.05            13,895.69
 1/31/2006              14,877.68             14,015.34            14,435.06
 2/28/2006              14,968.49             14,078.64            14,499.06
 3/31/2006              15,171.28             14,253.01            14,631.10
 4/30/2006              15,556.81             14,567.94            14,906.46
 5/31/2006              15,163.84             14,194.38            14,438.34
 6/30/2006              15,260.84             14,244.49            14,523.18
 7/31/2006              15,631.73             14,429.65            14,855.13
 8/31/2006              15,893.37             14,706.92            15,131.77
 9/30/2006              16,210.19             15,018.43            15,497.81
10/31/2006              16,740.80             15,498.23            15,942.19
11/30/2006              17,122.97             15,799.78            16,192.15
12/31/2006              17,507.33             16,090.87            16,537.03
 1/31/2007              17,731.23             16,307.18            16,762.35
 2/28/2007              17,454.80             16,121.13            16,390.08
 3/31/2007              17,724.66             16,301.95            16,568.63
 4/30/2007              18,379.64             16,980.86            17,188.48
 5/31/2007              19,042.58             17,586.28            17,788.65
 6/30/2007              18,597.63             17,293.47            17,357.63
 7/31/2007              17,737.60             16,629.85            16,448.75
 8/31/2007              17,936.36             16,810.42            16,636.45
 9/30/2007              18,552.44             17,305.51            17,099.87
10/31/2007              18,554.48             17,492.75            17,050.25
11/30/2007              17,647.65             16,721.43            16,137.20
12/31/2007              17,477.00             16,569.90            15,990.32
 1/31/2008              16,776.99             15,815.80            15,367.46
 2/29/2008              16,074.07             15,301.83            14,680.16
 3/31/2008              15,953.21             15,148.80            14,478.10
 4/30/2008              16,730.86             15,836.18            15,136.68
 5/31/2008              16,704.31             15,977.77            15,082.70
 6/30/2008              15,105.35             14,543.37            13,646.53
 7/31/2008              15,050.82             14,433.01            13,603.10
 8/31/2008              15,306.50             14,589.33            13,852.80
 9/30/2008              14,181.91             13,436.74            12,954.55
10/31/2008              11,726.85             11,243.37            10,737.20
11/30/2008              10,885.93             10,488.92            10,070.90
12/31/2008              11,037.02             10,703.60            10,293.87
 1/31/2009               9,767.88              9,737.24             9,269.98
 2/28/2009               8,462.79              8,665.44             8,113.99
 3/31/2009               9,186.39              9,374.01             8,700.93
 4/30/2009              10,171.09             10,261.95             9,454.64
 5/31/2009              10,800.03             10,867.88             9,931.25
 6/30/2009              10,720.28             10,846.19             9,866.50
 7/31/2009              11,597.74             11,670.47            10,601.48
 8/31/2009              12,204.37             12,190.90            11,046.92
 9/30/2009              12,675.89             12,555.58            11,391.28
10/31/2009              12,287.95             12,351.97            11,178.88
11/30/2009              12,980.54             13,007.70            11,771.36
12/31/2009              13,210.25             13,256.80            11,998.12
 1/31/2010              12,838.72             12,832.84            11,650.19
 2/28/2010              13,243.98             13,177.46            11,964.45
 3/31/2010              14,106.17             13,923.70            12,663.27
 4/30/2010              14,471.18             14,104.77            12,820.85
 5/31/2010              13,281.70             13,044.35            11,774.02
 6/30/2010              12,534.02             12,404.02            11,104.13
 7/31/2010              13,382.55             13,283.51            11,848.92
 8/31/2010              12,809.92             12,768.52            11,408.82
 9/30/2010              13,803.75             13,790.35            12,399.32
10/31/2010              14,217.95             14,202.42            12,908.41
11/30/2010              14,142.71             14,136.81            12,795.28
12/31/2010              15,258.63             15,117.66            13,561.44
 1/31/2011              15,603.79             15,448.46            13,969.99
 2/28/2011              16,179.34             15,952.65            14,548.76
 3/31/2011              16,243.60             16,002.43            14,549.12
 4/30/2011              16,676.13             16,519.48            15,106.51
 5/31/2011              16,499.95             16,368.81            14,935.88
 6/30/2011              16,161.64             16,085.22            14,710.96
 7/31/2011              15,625.57             15,615.79            14,289.02
 8/31/2011              14,650.44             14,822.55            13,467.94
 9/30/2011              13,543.26             13,827.44            12,586.09
10/31/2011              15,093.85             15,208.61            13,890.47
11/30/2011              15,015.62             15,238.87            13,936.24
12/31/2011              15,318.21             15,519.53            14,073.60
 1/31/2012              15,897.70             16,013.79            14,579.10
 2/29/2012              16,531.43             16,587.95            15,176.51
 3/31/2012              17,021.49             16,960.19            15,607.49
 4/30/2012              16,847.92             16,897.97            15,469.17
 5/31/2012              15,859.94             15,932.90            14,593.12
 6/30/2012              16,647.38             16,601.35            15,199.58
 7/31/2012              16,819.67             16,872.90            15,338.38
 8/31/2012              17,184.86             17,151.02            15,639.14
 9/30/2012              17,730.34             17,530.29            15,926.03
10/31/2012              17,643.30             17,418.26            15,705.48
11/30/2012              17,635.98             17,450.47            15,740.30
12/31/2012              18,000.24             17,645.40            15,860.69
 1/31/2013              19,170.19             18,592.90            16,747.03
 2/28/2013              19,445.35             18,802.45            16,945.28
 3/31/2013              20,215.71             19,513.41            17,587.67
 4/30/2013              20,521.40             19,963.49            18,056.05
 5/31/2013              21,048.09             20,223.53            18,454.17
 6/30/2013              20,862.58             20,007.74            18,239.00
 7/31/2013              21,989.02             20,928.71            19,156.25

                                  [END CHART]

                      Data from 7/31/03 to 7/31/13.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund Shares to the following benchmarks:

o The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

o The unmanaged Lipper Equity Income Funds Index tracks the total return performance of the 30 largest funds within the Lipper Equity Income Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

USAA INCOME STOCK FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIISX)


--------------------------------------------------------------------------------
                                          7/31/13                    7/31/12
--------------------------------------------------------------------------------

Net Assets                            $880.4 Million              $249.6 Million
Net Asset Value Per Share                 $16.28                      $13.25


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/13
--------------------------------------------------------------------------------
  1 Year                                               Since Inception 8/01/08

  25.08%                                                        7.33%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/12*
--------------------------------------------------------------------------------

                                      0.71%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2012, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public.

================================================================================

12  | USAA INCOME STOCK FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                 [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                       LIPPER EQUITY        USAA INCOME STOCK
                   RUSSELL 1000         INCOME FUNDS       FUND INSTITUTIONAL
                    VALUE INDEX            INDEX                  SHARES
 7/31/2008          $10,000.00           $10,000.00             $10,000.00
 8/31/2008           10,169.88            10,108.31              10,208.00
 9/30/2008            9,422.68             9,309.73               9,549.79
10/31/2008            7,791.50             7,790.03               7,915.22
11/30/2008            7,232.78             7,267.31               7,424.04
12/31/2008            7,333.17             7,416.05               7,586.24
 1/31/2009            6,489.93             6,746.50               6,838.98
 2/28/2009            5,622.81             6,003.90               5,986.14
 3/31/2009            6,103.58             6,494.84               6,424.15
 4/30/2009            6,757.83             7,110.06               6,972.46
 5/31/2009            7,175.71             7,529.88               7,332.54
 6/30/2009            7,122.72             7,514.85               7,281.29
 7/31/2009            7,705.72             8,085.95               7,832.53
 8/31/2009            8,108.77             8,446.54               8,153.40
 9/30/2009            8,422.06             8,699.21               8,412.89
10/31/2009            8,164.31             8,558.14               8,264.14
11/30/2009            8,624.47             9,012.47               8,702.14
12/31/2009            8,777.09             9,185.06               8,872.16
 1/31/2010            8,530.25             8,891.31               8,606.58
 2/28/2010            8,799.51             9,130.08               8,847.27
 3/31/2010            9,372.36             9,647.12               9,360.58
 4/30/2010            9,614.87             9,772.58               9,477.17
 5/31/2010            8,824.57             9,037.86               8,702.68
 6/30/2010            8,327.80             8,594.20               8,211.94
 7/31/2010            8,891.57             9,203.56               8,763.31
 8/31/2010            8,511.11             8,846.75               8,437.50
 9/30/2010            9,171.43             9,554.73               9,176.45
10/31/2010            9,446.62             9,840.24               9,553.57
11/30/2010            9,396.63             9,794.78               9,478.14
12/31/2010           10,138.07            10,474.37              10,040.92
 1/31/2011           10,367.40            10,703.56              10,343.66
 2/28/2011           10,749.80            11,052.90              10,772.54
 3/31/2011           10,792.50            11,087.38              10,778.44
 4/30/2011           11,079.88            11,445.63              11,191.70
 5/31/2011           10,962.82            11,341.23              11,065.19
 6/30/2011           10,738.04            11,144.74              10,913.10
 7/31/2011           10,381.87            10,819.50              10,591.63
 8/31/2011            9,733.98            10,269.90               9,990.99
 9/30/2011            8,998.35             9,580.43               9,341.93
10/31/2011           10,028.59            10,537.38              10,301.60
11/30/2011            9,976.61            10,558.35              10,335.57
12/31/2011           10,177.66            10,752.80              10,441.32
 1/31/2012           10,562.68            11,095.25              10,816.66
 2/29/2012           10,983.74            11,493.07              11,268.78
 3/31/2012           11,309.35            11,750.97              11,584.37
 4/30/2012           11,194.02            11,707.87              11,481.63
 5/31/2012           10,537.59            11,039.21              10,839.48
 6/30/2012           11,060.78            11,502.35              11,293.95
 7/31/2012           11,175.25            11,690.49              11,388.49
 8/31/2012           11,417.89            11,883.19              11,611.96
 9/30/2012           11,780.32            12,145.97              11,828.64
10/31/2012           11,722.49            12,068.35              11,673.34
11/30/2012           11,717.62            12,090.67              11,699.22
12/31/2012           11,959.64            12,225.73              11,786.92
 1/31/2013           12,736.97            12,882.21              12,446.09
 2/28/2013           12,919.80            13,027.39              12,593.54
 3/31/2013           13,431.63            13,519.99              13,074.51
 4/30/2013           13,634.74            13,831.83              13,414.22
 5/31/2013           13,984.68            14,012.00              13,719.09
 6/30/2013           13,861.42            13,862.49              13,562.05
 7/31/2013           14,609.85            14,500.59              14,244.52

                              [END CHART]

                  Data from 7/31/08 to 1/31/13.*

                  See page 11 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund Institutional Shares to the benchmarks.

*The performance of the Russell 1000 Value Index and the Lipper Equity Income Funds Index is calculated from the end of the month, July 31, 2008, while the Institutional Shares' inception date is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                               o TOP 10 HOLDINGS o
                                 AS OF 7/31/2013
                                (% of Net Assets)

Microsoft Corp. ........................................................    3.3%
Johnson & Johnson ......................................................    2.5%
Pfizer, Inc.   .........................................................    2.3%
JPMorgan Chase & Co. ...................................................    2.2%
Merck & Co., Inc. ......................................................    1.8%
Chevron Corp. ..........................................................    1.7%
AbbVie, Inc. ...........................................................    1.6%
Cisco Systems, Inc. ....................................................    1.5%
Occidental Petroleum Corp. .............................................    1.5%
BlackRock, Inc. ........................................................    1.5%

                        o ASSET ALLOCATION -- 7/31/2013 o

                         [PIE CHART OF ASSET ALLOCATION]

HEALTH CARE                                                                17.6%
FINANCIALS                                                                 16.9%
INFORMATION TECHNOLOGY                                                     16.1%
CONSUMER STAPLES                                                            9.8%
ENERGY                                                                      9.1%
INDUSTRIALS                                                                 9.0%
CONSUMER DISCRETIONARY                                                      8.7%
MATERIALS                                                                   3.8%
TELECOMMUNICATION SERVICES                                                  3.3%
UTILITIES                                                                   2.8%
MONEY MARKET INSTRUMENTS                                                    2.8%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 17-28.

================================================================================

14  | USAA INCOME STOCK FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2013, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2014.

100.00% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended July 31, 2013, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended July 31, 2013, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $61,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  15

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA INCOME STOCK FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Income Stock Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Income Stock Fund at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

San Antonio, Texas
September 17, 2013

================================================================================

16  | USAA INCOME STOCK FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2013

-------------------------------------------------------------------------------------------------
                                                                                           MARKET
NUMBER                                                                                      VALUE
OF SHARES    SECURITY                                                                       (000)
-------------------------------------------------------------------------------------------------
             COMMON STOCKS (97.1%)

             CONSUMER DISCRETIONARY (8.7%)
             -----------------------------
             ADVERTISING (0.4%)
   149,500   Omnicom Group, Inc.                                                       $    9,608
                                                                                       ----------
             APPAREL RETAIL (0.7%)
     3,000   Guess?, Inc.                                                                     101
   313,684   TJX Companies, Inc.                                                           16,324
                                                                                       ----------
                                                                                           16,425
                                                                                       ----------
             APPAREL, ACCESSORIES & LUXURY GOODS (0.0%)
        50   VF Corp.                                                                         10
                                                                                       ----------
             AUTO PARTS & EQUIPMENT (0.4%)
   163,360   Delphi Automotive plc                                                          8,776
     5,300   Lear Corp.                                                                       367
     6,300   TRW Automotive Holdings Corp.*                                                   462
                                                                                       ----------
                                                                                            9,605
                                                                                       ----------
             AUTOMOBILE MANUFACTURERS (0.3%)
   110,600   Ford Motor Co.                                                                 1,867
   141,900   General Motors Co.*                                                            5,090
                                                                                       ----------
                                                                                            6,957
                                                                                       ----------
             AUTOMOTIVE RETAIL (0.0%)
     3,300   AutoNation, Inc.*                                                                158
                                                                                       ----------
             CABLE & SATELLITE (0.7%)
    37,800   Cablevision Systems Corp. "A"                                                    706
   349,510   Comcast Corp. "A"                                                             15,067
    12,700   DIRECTV*                                                                         804
                                                                                       ----------
                                                                                           16,577
                                                                                       ----------
             CASINOS & GAMING (0.6%)
   776,530   International Game Technology                                                 14,343
                                                                                       ----------
             COMPUTER & ELECTRONICS RETAIL (0.1%)
    24,000   Best Buy Co., Inc.                                                               722
    18,800   GameStop Corp. "A"                                                               922
                                                                                       ----------
                                                                                            1,644
                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------
                                                                                           MARKET
NUMBER                                                                                      VALUE
OF SHARES    SECURITY                                                                       (000)
-------------------------------------------------------------------------------------------------
             DEPARTMENT STORES (1.0%)
   426,050   Kohl's Corp.                                                              $   22,572
     3,500   Sears Holdings Corp.*                                                            160
                                                                                       ----------
                                                                                           22,732
                                                                                       ----------
             DISTRIBUTORS (0.4%)
   113,900   Genuine Parts Co.                                                              9,339
                                                                                       ----------
             FOOTWEAR (0.1%)
    45,700   NIKE, Inc. "B"                                                                 2,875
                                                                                       ----------
             HOME IMPROVEMENT RETAIL (0.5%)
   267,700   Lowe's Companies, Inc.                                                        11,934
                                                                                       ----------
             HOTELS, RESORTS & CRUISE LINES (0.4%)
   244,000   Carnival Corp.                                                                 9,035
    13,400   Royal Caribbean Cruises Ltd.                                                     511
                                                                                       ----------
                                                                                            9,546
                                                                                       ----------
             HOUSEHOLD APPLIANCES (0.1%)
     8,900   Whirlpool Corp.                                                                1,192
                                                                                       ----------
             HOUSEWARES & SPECIALTIES (0.0%)
     5,000   Jarden Corp.*                                                                    227
                                                                                       ----------
             LEISURE PRODUCTS (0.0%)
    19,100   Hasbro, Inc.                                                                    879
                                                                                       ----------
             MOVIES & ENTERTAINMENT (1.2%)
   399,370   Time Warner, Inc.                                                             24,865
    53,900   Viacom, Inc. "B"                                                               3,922
                                                                                       ----------
                                                                                           28,787
                                                                                       ----------
             PUBLISHING (0.1%)
    39,400   Gannett Co., Inc.                                                              1,015
    44,300   Thomson Reuters Corp.                                                          1,508
       700   Washington Post Co. "B"                                                          376
                                                                                       ----------
                                                                                            2,899
                                                                                       ----------
             RESTAURANTS (0.7%)
   155,240   McDonald's Corp.                                                              15,226
                                                                                       ----------
             SPECIALIZED CONSUMER SERVICES (0.5%)
   367,300   H&R Block, Inc.                                                               11,544
                                                                                       ----------
             SPECIALTY STORES (0.5%)
   646,800   Staples, Inc.                                                                 11,009
                                                                                       ----------
             Total Consumer Discretionary                                                 203,516
                                                                                       ----------

================================================================================

18  | USAA INCOME STOCK FUND

================================================================================

-------------------------------------------------------------------------------------------------
                                                                                           MARKET
NUMBER                                                                                      VALUE
OF SHARES    SECURITY                                                                       (000)
-------------------------------------------------------------------------------------------------
             CONSUMER STAPLES (9.8%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.1%)
    32,700   Archer-Daniels-Midland Co.                                                $    1,192
    13,600   Bunge Ltd.                                                                     1,034
                                                                                       ----------
                                                                                            2,226
                                                                                       ----------
             DRUG RETAIL (1.7%)
   342,520   CVS Caremark Corp.                                                            21,062
   397,100   Walgreen Co.                                                                  19,954
                                                                                       ----------
                                                                                           41,016
                                                                                       ----------
             FOOD DISTRIBUTORS (0.4%)
   280,000   Sysco Corp.                                                                    9,663
                                                                                       ----------
             FOOD RETAIL (0.1%)
    68,100   Kroger Co.                                                                     2,674
    38,000   Safeway, Inc.                                                                    980
                                                                                       ----------
                                                                                            3,654
                                                                                       ----------
             HOUSEHOLD PRODUCTS (1.9%)
    13,800   Clorox Co.                                                                     1,186
   197,790   Colgate-Palmolive Co.                                                         11,842
     7,500   Energizer Holdings, Inc.                                                         763
    32,700   Kimberly-Clark Corp.                                                           3,231
   331,500   Procter & Gamble Co.                                                          26,619
                                                                                       ----------
                                                                                           43,641
                                                                                       ----------
             HYPERMARKETS & SUPER CENTERS (1.4%)
   407,700   Wal-Mart Stores, Inc.                                                         31,776
                                                                                       ----------
             PACKAGED FOODS & MEAT (1.2%)
    25,800   Campbell Soup Co.                                                              1,208
    30,200   ConAgra Foods, Inc.                                                            1,094
    37,000   General Mills, Inc.                                                            1,924
    10,500   Hershey Co.                                                                      996
    80,360   J.M. Smucker Co.                                                               9,042
    24,900   Kellogg Co.                                                                    1,649
        27   Seaboard Corp.                                                                    76
    25,900   Tyson Foods, Inc. "A"                                                            715
   266,200   Unilever N.V.                                                                 10,651
                                                                                       ----------
                                                                                           27,355
                                                                                       ----------
             PERSONAL PRODUCTS (0.1%)
    25,400   Avon Products, Inc.                                                              581
    15,600   Estee Lauder Companies, Inc. "A"                                               1,024
                                                                                       ----------
                                                                                            1,605
                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------
                                                                                           MARKET
NUMBER                                                                                      VALUE
OF SHARES    SECURITY                                                                       (000)
-------------------------------------------------------------------------------------------------
             SOFT DRINKS (1.9%)
   235,700   Coca-Cola Co.                                                             $    9,447
    29,300   Coca-Cola Enterprises, Inc.                                                    1,100
   411,930   PepsiCo, Inc.                                                                 34,413
                                                                                       ----------
                                                                                           44,960
                                                                                       ----------
             TOBACCO (1.0%)
    41,390   Lorillard, Inc.                                                                1,760
   206,000   Philip Morris International, Inc.                                             18,371
    49,500   Reynolds American, Inc.                                                        2,447
                                                                                       ----------
                                                                                           22,578
                                                                                       ----------
             Total Consumer Staples                                                       228,474
                                                                                       ----------
             ENERGY (9.1%)
             -------------
             INTEGRATED OIL & GAS (5.4%)
   310,641   Chevron Corp.                                                                 39,107
   315,485   Exxon Mobil Corp.                                                             29,577
    24,900   Hess Corp.                                                                     1,854
    15,600   Murphy Oil Corp.                                                               1,056
   395,958   Occidental Petroleum Corp.                                                    35,260
   271,900   Royal Dutch Shell plc ADR                                                     18,584
                                                                                       ----------
                                                                                          125,438
                                                                                       ----------
             OIL & GAS DRILLING (0.7%)
   329,800   Transocean Ltd.                                                               15,553
                                                                                       ----------
             OIL & GAS EQUIPMENT & SERVICES (1.1%)
   173,035   Cameron International Corp.*                                                  10,261
   225,096   National-Oilwell Varco, Inc.                                                  15,795
                                                                                       ----------
                                                                                           26,056
                                                                                       ----------
             OIL & GAS EXPLORATION & PRODUCTION (1.4%)
   230,564   ConocoPhillips                                                                14,955
   174,500   Devon Energy Corp.                                                             9,599
   236,000   Marathon Oil Corp.                                                             8,581
                                                                                       ----------
                                                                                           33,135
                                                                                       ----------
             OIL & GAS REFINING & MARKETING (0.5%)
    30,500   HollyFrontier Corp.                                                            1,389
    38,400   Marathon Petroleum Corp.                                                       2,816
    72,100   Phillips 66                                                                    4,434
    15,200   Tesoro Corp.                                                                     864
    72,600   Valero Energy Corp.                                                            2,597
                                                                                       ----------
                                                                                           12,100
                                                                                       ----------
             Total Energy                                                                 212,282
                                                                                       ----------

================================================================================

20  | USAA INCOME STOCK FUND

================================================================================

-------------------------------------------------------------------------------------------------
                                                                                           MARKET
NUMBER                                                                                      VALUE
OF SHARES    SECURITY                                                                       (000)
-------------------------------------------------------------------------------------------------
             FINANCIALS (16.9%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (2.7%)
   145,777   Ameriprise Financial, Inc.                                                $   12,974
    94,700   Bank of New York Mellon Corp.                                                  2,978
   122,820   BlackRock, Inc.                                                               34,631
   166,100   State Street Corp.                                                            11,572
                                                                                       ----------
                                                                                           62,155
                                                                                       ----------
             CONSUMER FINANCE (1.3%)
   100,388   American Express Co.                                                           7,406
   327,046   Capital One Financial Corp.                                                   22,573
    40,600   SLM Corp.                                                                      1,003
                                                                                       ----------
                                                                                           30,982
                                                                                       ----------
             DIVERSIFIED BANKS (2.1%)
   312,800   HSBC Holdings plc ADR                                                         17,751
   712,300   Wells Fargo & Co.                                                             30,985
                                                                                       ----------
                                                                                           48,736
                                                                                       ----------
             INSURANCE BROKERS (0.6%)
   336,520   Marsh & McLennan Companies, Inc.                                              14,090
                                                                                       ----------
             INVESTMENT BANKING & BROKERAGE (0.4%)
    37,900   Goldman Sachs Group, Inc.                                                      6,217
    78,400   Morgan Stanley                                                                 2,133
                                                                                       ----------
                                                                                            8,350
                                                                                       ----------
             LIFE & HEALTH INSURANCE (1.5%)
    43,800   AFLAC, Inc.                                                                    2,701
    31,200   Lincoln National Corp.                                                         1,300
   511,400   MetLife, Inc.                                                                 24,762
    25,400   Principal Financial Group, Inc.                                                1,101
    36,900   Prudential Financial, Inc.                                                     2,914
     5,200   Torchmark Corp.                                                                  370
    28,500   Unum Group                                                                       902
                                                                                       ----------
                                                                                           34,050
                                                                                       ----------
             MULTI-LINE INSURANCE (0.7%)
   315,520   American International Group, Inc.*                                           14,359
     7,000   Assurant, Inc.                                                                   379
    29,600   Genworth Financial, Inc. "A"*                                                    385
    60,300   Hartford Financial Services Group, Inc.                                        1,861
                                                                                       ----------
                                                                                           16,984
                                                                                       ----------
             OTHER DIVERSIFIED FINANCIAL SERVICES (3.8%)
 1,144,138   Bank of America Corp.                                                         16,705
   401,420   Citigroup, Inc.                                                               20,930

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------------------
                                                                                           MARKET
NUMBER                                                                                      VALUE
OF SHARES    SECURITY                                                                       (000)
-------------------------------------------------------------------------------------------------
   937,900   JPMorgan Chase & Co.                                                      $   52,269
                                                                                       ----------
                                                                                           89,904
                                                                                       ----------
             PROPERTY & CASUALTY INSURANCE (0.3%)
    45,900   Allstate Corp.                                                                 2,340
    13,800   AXIS Capital Holdings Ltd.                                                       601
    53,700   Travelers Companies, Inc.                                                      4,487
                                                                                       ----------
                                                                                            7,428
                                                                                       ----------
             REGIONAL BANKS (1.9%)
   425,800   BB&T Corp.                                                                    15,197
   280,100   CIT Group, Inc.*                                                              14,036
    59,600   KeyCorp                                                                          732
   171,800   PNC Financial Services Group, Inc.                                            13,065
    30,200   SunTrust Banks, Inc.                                                           1,051
                                                                                       ----------
                                                                                           44,081
                                                                                       ----------
             REITs - MORTGAGE (0.1%)
   102,700   Annaly Capital Management, Inc.                                                1,224
   320,500   Chimera Investment Corp.                                                         955
                                                                                       ----------
                                                                                            2,179
                                                                                       ----------
             REITs - SPECIALIZED (0.5%)
   180,150   Ventas, Inc.                                                                  11,843
                                                                                       ----------
             SPECIALIZED FINANCE (0.6%)
   186,150   CME Group, Inc.                                                               13,771
     8,500   NASDAQ OMX Group, Inc.                                                           276
                                                                                       ----------
                                                                                           14,047
                                                                                       ----------
             THRIFTS & MORTGAGE FINANCE (0.4%)
   572,800   People's United Financial, Inc.                                                8,592
                                                                                       ----------
             Total Financials                                                             393,421
                                                                                       ----------
             HEALTH CARE (17.6%)
             -------------------
             BIOTECHNOLOGY (0.8%)
   106,400   Amgen, Inc.                                                                   11,522
   123,700   Gilead Sciences, Inc.*                                                         7,601
                                                                                       ----------
                                                                                           19,123
                                                                                       ----------
             HEALTH CARE DISTRIBUTORS (0.2%)
    31,200   AmerisourceBergen Corp.                                                        1,818
    31,400   Cardinal Health, Inc.                                                          1,573
    21,200   McKesson Corp.                                                                 2,600
                                                                                       ----------
                                                                                            5,991
                                                                                       ----------

================================================================================

22  | USAA INCOME STOCK FUND

================================================================================

-------------------------------------------------------------------------------------------------
                                                                                           MARKET
NUMBER                                                                                      VALUE
OF SHARES    SECURITY                                                                       (000)
-------------------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT (2.5%)
   480,890   Abbott Laboratories                                                       $   17,615
    76,500   Baxter International, Inc.                                                     5,588
    26,800   Becton, Dickinson & Co.                                                        2,780
   133,400   Boston Scientific Corp.*                                                       1,457
     4,400   C.R. Bard, Inc.                                                                  504
     7,700   CareFusion Corp.*                                                                297
    53,700   Covidien plc                                                                   3,310
   334,400   Medtronic, Inc.                                                               18,472
    46,800   St. Jude Medical, Inc.                                                         2,452
    46,400   Stryker Corp.                                                                  3,269
    28,000   Zimmer Holdings, Inc.                                                          2,337
                                                                                       ----------
                                                                                           58,081
                                                                                       ----------
             HEALTH CARE FACILITIES (0.1%)
     3,400   Community Health Systems, Inc.                                                   157
    27,900   HCA Holdings, Inc.                                                             1,088
                                                                                       ----------
                                                                                            1,245
                                                                                       ----------
             HEALTH CARE SERVICES (0.8%)
   136,584   DaVita HealthCare Partners, Inc.*                                             15,900
    28,500   Express Scripts Holdings Co.*                                                  1,868
     3,900   Laboratory Corp. of America Holdings*                                            377
    14,600   Quest Diagnostics, Inc.                                                          851
                                                                                       ----------
                                                                                           18,996
                                                                                       ----------
             LIFE SCIENCES TOOLS & SERVICES (1.4%)
   337,580   Agilent Technologies, Inc.                                                    15,100
    13,700   Life Technologies Corp.*                                                       1,022
   181,150   Thermo Fisher Scientific, Inc.                                                16,505
                                                                                       ----------
                                                                                           32,627
                                                                                       ----------
             MANAGED HEALTH CARE (2.1%)
   273,894   Aetna, Inc.                                                                   17,576
    16,400   Cigna Corp.                                                                    1,276
    15,000   Humana, Inc.                                                                   1,369
   366,845   UnitedHealth Group, Inc.                                                      26,725
    36,769   WellPoint, Inc.                                                                3,146
                                                                                       ----------
                                                                                           50,092
                                                                                       ----------
             PHARMACEUTICALS (9.7%)
   807,600   AbbVie, Inc.                                                                  36,730
    11,000   Allergan, Inc.                                                                 1,002
   109,300   Bristol-Myers Squibb Co.                                                       4,726
   218,900   Eli Lilly and Co.                                                             11,626

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------------
                                                                                           MARKET
NUMBER                                                                                      VALUE
OF SHARES    SECURITY                                                                       (000)
-------------------------------------------------------------------------------------------------
    12,800   Forest Laboratories, Inc.*                                                $      558
   628,300   Johnson & Johnson                                                             58,746
   858,800   Merck & Co., Inc.                                                             41,368
    26,700   Mylan, Inc.*                                                                     896
   231,000   Novartis AG ADR                                                               16,542
 1,824,902   Pfizer, Inc.                                                                  53,342
                                                                                       ----------
                                                                                          225,536
                                                                                       ----------
             Total Health Care                                                            411,691
                                                                                       ----------
             INDUSTRIALS (9.0%)
             ------------------
             AEROSPACE & DEFENSE (3.6%)
   203,250   Boeing Co.                                                                    21,362
    36,600   General Dynamics Corp.                                                         3,123
    12,700   L-3 Communications Holdings, Inc.                                              1,183
    19,550   Lockheed Martin Corp.                                                          2,348
    28,200   Northrop Grumman Corp.                                                         2,596
   256,900   Raytheon Co.                                                                  18,456
   139,750   Rockwell Collins, Inc.                                                         9,946
   232,300   United Technologies Corp.                                                     24,524
                                                                                       ----------
                                                                                           83,538
                                                                                       ----------
             AIR FREIGHT & LOGISTICS (0.7%)
   189,800   United Parcel Service, Inc. "B"                                               16,475
                                                                                       ----------
             AIRLINES (0.1%)
    65,400   Delta Air Lines, Inc.*                                                         1,388
     7,400   United Continental Holdings, Inc.*                                               258
                                                                                       ----------
                                                                                            1,646
                                                                                       ----------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.3%)
    83,600   Caterpillar, Inc.                                                              6,931
                                                                                       ----------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.9%)
   312,400   Eaton Corp. plc                                                               21,540
                                                                                       ----------
             ENVIRONMENTAL & FACILITIES SERVICES (0.6%)
   383,500   Republic Services, Inc.                                                       13,004
                                                                                       ----------
             HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
     8,400   Manpowergroup, Inc.                                                              562
                                                                                       ----------
             INDUSTRIAL CONGLOMERATES (2.0%)
    46,300   3M Co.                                                                         5,437
   273,950   Danaher Corp.                                                                 18,448
   973,400   General Electric Co.                                                          23,722
                                                                                       ----------
                                                                                           47,607
                                                                                       ----------

================================================================================

24  | USAA INCOME STOCK FUND

================================================================================

-------------------------------------------------------------------------------------------------
                                                                                           MARKET
NUMBER                                                                                      VALUE
OF SHARES    SECURITY                                                                       (000)
-------------------------------------------------------------------------------------------------
             INDUSTRIAL MACHINERY (0.8%)
   211,760   Ingersoll-Rand plc                                                        $   12,928
    51,700   Stanley Black & Decker, Inc.                                                   4,375
                                                                                       ----------
                                                                                           17,303
                                                                                       ----------
             OFFICE SERVICES & SUPPLIES (0.0%)
    58,500   Pitney Bowes, Inc.                                                               966
                                                                                       ----------
             Total Industrials                                                            209,572
                                                                                       ----------
             INFORMATION TECHNOLOGY (16.1%)
             ------------------------------
             APPLICATION SOFTWARE (0.0%)
    12,200   Intuit, Inc.                                                                     780
                                                                                       ----------
             COMMUNICATIONS EQUIPMENT (1.8%)
 1,405,600   Cisco Systems, Inc.                                                           35,913
    17,900   Harris Corp.                                                                   1,021
    76,000   QUALCOMM, Inc.                                                                 4,906
                                                                                       ----------
                                                                                           41,840
                                                                                       ----------
             COMPUTER HARDWARE (2.5%)
    64,127   Apple, Inc.                                                                   29,018
   117,000   Dell, Inc.                                                                     1,482
 1,060,200   Hewlett-Packard Co.                                                           27,226
                                                                                       ----------
                                                                                           57,726
                                                                                       ----------
             COMPUTER STORAGE & PERIPHERALS (0.1%)
    30,200   Seagate Technology plc                                                         1,235
    19,600   Western Digital Corp.                                                          1,262
                                                                                       ----------
                                                                                            2,497
                                                                                       ----------
             DATA PROCESSING & OUTSOURCED SERVICES (1.3%)
    20,300   Automatic Data Processing, Inc.                                                1,463
    17,500   Computer Sciences Corp.                                                          834
   305,169   Fidelity National Information Services, Inc.                                  13,171
    80,733   Visa, Inc. "A"                                                                14,291
    60,900   Western Union Co.                                                              1,094
                                                                                       ----------
                                                                                           30,853
                                                                                       ----------
             ELECTRONIC COMPONENTS (0.1%)
   122,300   Corning, Inc.                                                                  1,858
                                                                                       ----------
             HOME ENTERTAINMENT SOFTWARE (0.4%)
    45,800   Activision Blizzard, Inc.                                                        823
   296,500   Electronic Arts, Inc.*                                                         7,745
                                                                                       ----------
                                                                                            8,568
                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------------------
                                                                                           MARKET
NUMBER                                                                                      VALUE
OF SHARES    SECURITY                                                                       (000)
-------------------------------------------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES (0.6%)
    14,920   Google, Inc. "A"*                                                         $   13,243
    48,300   Yahoo! Inc.*                                                                   1,357
                                                                                       ----------
                                                                                           14,600
                                                                                       ----------
             IT CONSULTING & OTHER SERVICES (1.0%)
    74,800   Accenture plc "A"                                                              5,521
    24,600   Amdocs Ltd.                                                                      946
    89,210   International Business Machines Corp.                                         17,400
    50,100   SAIC, Inc.                                                                       766
                                                                                       ----------
                                                                                           24,633
                                                                                       ----------
             OFFICE ELECTRONICS (0.1%)
   143,500   Xerox Corp.                                                                    1,392
                                                                                       ----------
             SEMICONDUCTOR EQUIPMENT (0.5%)
   772,730   Applied Materials, Inc.                                                       12,603
                                                                                       ----------
             SEMICONDUCTORS (2.4%)
     2,300   First Solar, Inc.*                                                               113
   938,800   Intel Corp.                                                                   21,874
   873,650   Texas Instruments, Inc.                                                       34,247
                                                                                       ----------
                                                                                           56,234
                                                                                       ----------
             SYSTEMS SOFTWARE (5.3%)
     7,200   BMC Software, Inc.*                                                              331
    36,500   CA, Inc.                                                                       1,085
   134,090   Check Point Software Technologies Ltd.*                                        7,551
 2,426,250   Microsoft Corp.                                                               77,228
 1,055,350   Oracle Corp.                                                                  34,141
   103,800   Symantec Corp.                                                                 2,769
                                                                                       ----------
                                                                                          123,105
                                                                                       ----------
             TECHNOLOGY DISTRIBUTORS (0.0%)
     1,500   Arrow Electronics, Inc.*                                                          68
                                                                                       ----------
             Total Information Technology                                                 376,757
                                                                                       ----------
             MATERIALS (3.8%)
             ----------------
             COMMODITY CHEMICALS (0.1%)
    35,100   LyondellBasell Industries N.V. "A"                                             2,412
                                                                                       ----------
             DIVERSIFIED CHEMICALS (0.9%)
   359,000   E.I. du Pont de Nemours & Co.                                                 20,711
    35,200   Huntsman Corp.                                                                   634
                                                                                       ----------
                                                                                           21,345
                                                                                       ----------

================================================================================

26  | USAA INCOME STOCK FUND

================================================================================

-------------------------------------------------------------------------------------------------
                                                                                           MARKET
NUMBER                                                                                      VALUE
OF SHARES    SECURITY                                                                       (000)
-------------------------------------------------------------------------------------------------
             DIVERSIFIED METALS & MINING (0.7%)
   227,800   Freeport-McMoRan Copper & Gold, Inc.                                      $    6,442
   193,200   Rio Tinto plc ADR                                                              8,692
                                                                                       ----------
                                                                                           15,134
                                                                                       ----------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.0%)
     2,900   CF Industries Holdings, Inc.                                                     569
                                                                                       ----------
             INDUSTRIAL GASES (0.7%)
   136,600   Praxair, Inc.                                                                 16,415
                                                                                       ----------
             PAPER PACKAGING (0.3%)
    15,100   Avery Dennison Corp.                                                             676
   144,500   Bemis Co., Inc.                                                                5,952
    19,500   Sealed Air Corp.                                                                 531
                                                                                       ----------
                                                                                            7,159
                                                                                       ----------
             PAPER PRODUCTS (0.9%)
     2,400   Domtar Corp.                                                                     167
   432,800   International Paper Co.                                                       20,908
                                                                                       ----------
                                                                                           21,075
                                                                                       ----------
             SPECIALTY CHEMICALS (0.1%)
    30,619   Ecolab, Inc.                                                                   2,821
                                                                                       ----------
             STEEL (0.1%)
     7,000   Reliance Steel & Aluminum Co.                                                    491
    90,028   Steel Dynamics, Inc.                                                           1,401
                                                                                       ----------
                                                                                            1,892
                                                                                       ----------
             Total Materials                                                               88,822
                                                                                       ----------
             TELECOMMUNICATION SERVICES (3.3%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (2.0%)
   543,195   AT&T, Inc.                                                                    19,158
   746,264   CenturyLink, Inc.                                                             26,754
   248,400   Frontier Communications Corp.                                                  1,083
                                                                                       ----------
                                                                                           46,995
                                                                                       ----------
             WIRELESS TELECOMMUNICATION SERVICES (1.3%)
   254,100   Rogers Communications, Inc. "B"                                               10,149
    48,003   Sprint Corp.                                                                     286
   695,400   Vodafone Group plc ADR                                                        20,827
                                                                                       ----------
                                                                                           31,262
                                                                                       ----------
             Total Telecommunication Services                                              78,257
                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------------------------
                                                                                           MARKET
NUMBER                                                                                      VALUE
OF SHARES    SECURITY                                                                       (000)
-------------------------------------------------------------------------------------------------
             UTILITIES (2.8%)
             ----------------
             ELECTRIC UTILITIES (1.0%)
   269,870   Northeast Utilities                                                       $   11,985
   137,800   Southern Co.                                                                   6,179
   184,700   Xcel Energy, Inc.                                                              5,532
                                                                                       ----------
                                                                                           23,696
                                                                                       ----------
             GAS UTILITIES (0.5%)
   221,400   ONEOK, Inc.                                                                   11,723
                                                                                       ----------
             MULTI-UTILITIES (1.3%)
   362,900   CenterPoint Energy, Inc.                                                       9,007
   245,500   CMS Energy Corp.                                                               6,872
   313,810   Wisconsin Energy Corp.                                                        13,644
                                                                                       ----------
                                                                                           29,523
                                                                                       ----------
             Total Utilities                                                               64,942
                                                                                       ----------
             Total Common Stocks (cost: $1,807,176)                                     2,267,734
                                                                                       ----------

             MONEY MARKET INSTRUMENTS (2.8%)

             MONEY MARKET FUNDS (2.8%)
64,657,942   State Street Institutional Liquid Reserve Fund, 0.08%(a)
               (cost: $64,658)                                                             64,658
                                                                                       ----------

             TOTAL INVESTMENTS (COST: $1,871,834)                                      $2,332,392
                                                                                       ==========

---------------------------------------------------------------------------------------------------
($ IN 000s)                                             VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
                                         (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                     QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                 IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                        FOR IDENTICAL ASSETS              INPUTS         INPUTS         TOTAL
---------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                         $2,267,734                  $-             $-    $2,267,734
Money Market Instruments:
  Money Market Funds                        64,658                   -              -        64,658
---------------------------------------------------------------------------------------------------
Total                                   $2,332,392                  $-             $-    $2,332,392
---------------------------------------------------------------------------------------------------

For the period of August 1, 2012, through July 31, 2013, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

28  | USAA INCOME STOCK FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2013

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. Investments in foreign securities were 8.2% of net assets at July 31, 2013. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT     Real estate investment trust

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at July 31, 2013.

      * Non-income-producing security. As of July 31, 2013, 95.3% of the Fund's net assets were invested in dividend-paying stocks.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

July 31, 2013

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,871,834)              $2,332,392
   Receivables:
      Capital shares sold
         Affiliated transactions (Note 7)                                              556
         Unaffiliated transactions                                                   1,045
      USAA Transfer Agency Company (Note 6D)                                             1
      Dividends and interest                                                         3,473
      Securities sold                                                                9,780
                                                                                ----------
         Total assets                                                            2,347,247
                                                                                ----------
LIABILITIES
   Payables:
      Securities purchased                                                          10,546
      Capital shares redeemed                                                          869
      Bank overdraft                                                                   774
   Accrued management fees                                                           1,030
   Accrued transfer agent's fees                                                        26
   Other accrued expenses and payables                                                 163
                                                                                ----------
         Total liabilities                                                          13,408
                                                                                ----------
             Net assets applicable to capital shares outstanding                $2,333,839
                                                                                ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                              $2,092,449
   Accumulated undistributed net investment income                                   1,185
   Accumulated net realized loss on investments                                   (220,353)
   Net unrealized appreciation of investments                                      460,558
                                                                                ----------
             Net assets applicable to capital shares outstanding                $2,333,839
                                                                                ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,453,425/89,209 shares outstanding)          $    16.29
                                                                                ==========
      Institutional Shares (net assets of $880,414/54,076
         shares outstanding)                                                    $    16.28
                                                                                ==========

See accompanying notes to financial statements.

================================================================================

30  | USAA INCOME STOCK FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended July 31, 2013

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $234)                    $ 52,446
   Interest                                                                   92
                                                                        --------
         Total income                                                     52,538
                                                                        --------
EXPENSES
   Management fees                                                        10,424
   Administration and servicing fees:
      Fund Shares                                                          2,135
      Institutional Shares                                                   650
   Transfer agent's fees:
      Fund Shares                                                          2,239
      Institutional Shares                                                   650
   Custody and accounting fees:
      Fund Shares                                                            188
      Institutional Shares                                                    88
   Postage:
      Fund Shares                                                            113
      Institutional Shares                                                     4
   Shareholder reporting fees:
      Fund Shares                                                             59
      Institutional Shares                                                     4
   Trustees' fees                                                             13
   Registration fees:
      Fund Shares                                                             47
      Institutional Shares                                                    50
   Professional fees                                                         158
   Other                                                                      33
                                                                        --------
         Total expenses                                                   16,855
   Expenses paid indirectly:
      Fund Shares                                                            (39)
      Institutional Shares                                                   (17)
                                                                        --------
         Net expenses                                                     16,799
                                                                        --------
NET INVESTMENT INCOME                                                     35,739
                                                                        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
      Investments                                                        232,425
      Foreign currency transactions                                           (3)
   Change in net unrealized appreciation/depreciation                    199,870
                                                                        --------
         Net realized and unrealized gain                                432,292
                                                                        --------
   Increase in net assets resulting from operations                     $468,031
                                                                        ========
See accompanying notes to financial statements.


================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended July 31,

-------------------------------------------------------------------------------------------

                                                                       2013            2012
-------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                         $   35,739      $   23,846
   Net realized gain on investments                                 232,425          59,443
   Net realized loss on foreign currency transactions                    (3)              -
   Change in net unrealized appreciation/depreciation
      of investments                                                199,870          32,537
                                                                 --------------------------
      Increase in net assets resulting from operations              468,031         115,826
                                                                 --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                   (23,200)        (20,529)
      Institutional Shares                                          (11,620)         (2,823)
                                                                 --------------------------
         Distributions to shareholders                              (34,820)        (23,352)
                                                                 --------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                     (511,404)        159,406
   Institutional Shares                                             481,832          93,642
                                                                 --------------------------
      Total net increase (decrease) in net assets from
         capital share transactions                                 (29,572)        253,048
                                                                 --------------------------
   Capital contribution from USAA Transfer
      Agency Company (Note 6D)                                            1              21
                                                                 --------------------------
   Net increase in net assets                                       403,640         345,543

NET ASSETS
   Beginning of year                                              1,930,199       1,584,656
                                                                 --------------------------
   End of year                                                   $2,333,839      $1,930,199
                                                                 ==========================
Accumulated undistributed net investment income:
   End of year                                                   $    1,185      $    1,249
                                                                 ==========================

See accompanying notes to financial statements.

================================================================================

32  | USAA INCOME STOCK FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2013

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. The information presented in this annual report pertains only to the USAA Income Stock Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is current income with the prospect of increasing dividend income and the potential for capital appreciation.

The Fund has two classes of shares: Income Stock Fund Shares (Fund Shares) and Income Stock Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined

================================================================================

34  | USAA INCOME STOCK FUND

================================================================================

        official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager, an affiliate of the Fund, and the Fund's subadviser, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events it identifies that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6. Repurchase agreements are valued at cost, which approximates market value.

    7. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser, if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and

================================================================================

36  | USAA INCOME STOCK FUND

================================================================================

        an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund.

================================================================================

38  | USAA INCOME STOCK FUND

================================================================================

    In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. Effective January 1, 2013, the Fund's custodian suspended the bank credit arrangement. For the year ended July 31, 2013, brokerage commission recapture credits reduced the expenses of the Fund Shares and Institutional Shares by $39,000 and $17,000, respectively. For the year ended July 31, 2013, custodian and other bank credits reduced the Fund expenses by less than $500.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

committed loan agreement. Prior to September 30, 2012, the Funds were assessed facility fees by CAPCO in the amount of 7.5 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended July 31, 2013, the Fund paid CAPCO facility fees of $12,000, which represents 3.5% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2013.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency and non-REIT return of capital adjustments resulted in reclassifications to the statement of assets and liabilities to decrease accumulated undistributed net investment income and decrease accumulated net realized loss on investments by $983,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2013, and 2012, was as follows:

                                               2013                   2012
                                           ----------------------------------
Ordinary income*                           $34,821,000            $23,352,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2013, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                     $   1,025,000
Accumulated capital and other losses                               (211,587,000)
Unrealized appreciation of investments                              451,955,000

================================================================================

40  | USAA INCOME STOCK FUND

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and return of capital dividend adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

Under the Regulated Investment Company Modernization Act of 2010 (the Act) a fund is permitted to carry forward net capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended July 31, 2013, the Fund utilized pre-enactment capital loss carryforwards of $227,673,000, to offset capital gains. At July 31, 2013, the Fund had pre-enactment capital loss carryforwards of $211,587,000, and no post-enactment capital loss carryforwards, for federal income tax purposes. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire in 2018. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

For the year ended July 31, 2013, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2013, were $1,290,409,000 and $1,323,953,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

As of July 31, 2013, the cost of securities, including short-term securities, for federal income tax purposes, was $1,880,437,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2013, for federal income tax purposes, were $464,500,000 and $12,545,000, respectively, resulting in net unrealized appreciation of $451,955,000.

(5) CAPITAL SHARE TRANSACTIONS

At July 31, 2013, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds. Capital share transactions for all classes were as follows, in thousands:

                                                  YEAR ENDED                YEAR ENDED
                                                JULY 31, 2013             JULY 31, 2012
-------------------------------------------------------------------------------------------
                                             SHARES       AMOUNT        SHARES      AMOUNT
                                             ----------------------------------------------
FUND SHARES:
Shares sold                                    8,812     $ 128,806       28,007   $ 362,023
Shares issued from reinvested
  dividends                                    1,532        22,101        1,595      19,642
Shares redeemed                              (47,908)     (662,311)     (17,795)   (222,259)
                                             ----------------------------------------------
Net increase (decrease) from
  capital share transactions                 (37,564)    $(511,404)      11,807   $ 159,406
                                             ==============================================
INSTITUTIONAL SHARES:
Shares sold                                   45,548     $ 634,127       12,084   $ 153,062
Shares issued from reinvested
  dividends                                      796        11,620          229       2,823
Shares redeemed                              (11,102)     (163,915)      (4,997)    (62,243)
                                             ----------------------------------------------
Net increase from capital share
  transactions                                35,242     $ 481,832        7,316   $  93,642
                                             ==============================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business

================================================================================

42  | USAA INCOME STOCK FUND

================================================================================

    and affairs of the Fund, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Equity Income Funds Index over the performance period. The Lipper Equity Income Funds Index tracks the total return performance of the 30 largest funds in the Lipper Equity Income Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                    +/- 0.04%
+/- 4.01% to 7.00%                    +/- 0.05%
+/- 7.01% and greater                 +/- 0.06%

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets of the share class are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Equity Income Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2013, the Fund incurred total management fees, paid or payable to the Manager, of $10,424,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $49,000 and $11,000, respectively. For the Fund Shares and Institutional Shares, the performance adjustments were both less than 0.01%.

B. SUBADVISORY ARRANGEMENT(S) -- The Manager has entered into investment subadvisory agreements with Grantham, Mayo, Van Otterloo & Co. LLC (GMO) and Epoch Investment Partners, Inc. (Epoch), under which GMO and Epoch direct the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays GMO a subadvisory fee in the annual amount of 0.18% of the portion of the Fund's average net assets that GMO manages. For the year ended July 31, 2013, the Manager incurred subadvisory fees, paid or payable to GMO of $1,265,000.

    The Manager (not the Fund) pays Epoch a subadvisory fee on the Fund's average net assets that Epoch manages, in the annual amount of 0.30% on the first $600 million of assets, 0.20% on the next $900 million of assets and 0.18% on assets over $1.5 billion. For the year ended

================================================================================

44  | USAA INCOME STOCK FUND

================================================================================

    July 31, 2013, the Manager incurred subadvisory fees, paid or payable to Epoch of $2,263,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended July 31, 2013, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,135,000 and $650,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2013, the Fund reimbursed the Manager $63,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for Fund Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund Shares also pay SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2013, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $2,239,000 and $650,000, respectively. For the year ended July 31, 2013, the Fund Shares recorded capital contributions from SAS and a receivable of $1,000 for adjustments related to corrections to shareholder accounts.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

E. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Fund's Institutional Shares is one of 17 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2013, the Fund recorded a receivable for capital shares sold of $556,000 for the USAA fund-of-funds' purchases of Institutional Shares. As of July 31, 2013, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
USAA Cornerstone Conservative Fund                                       0.1
USAA Cornerstone Equity Fund                                             0.1
USAA Target Retirement Income Fund                                       0.5
USAA Target Retirement 2020 Fund                                         1.4
USAA Target Retirement 2030 Fund                                         3.3
USAA Target Retirement 2040 Fund                                         4.1
USAA Target Retirement 2050 Fund                                         2.3
USAA Target Retirement 2060 Fund                                         0.0*

*Represents less than .01%

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) NEW ACCOUNTING PRONOUNCEMENTS

OFFSETTING ASSETS AND LIABILITIES -- In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance

================================================================================

46  | USAA INCOME STOCK FUND

================================================================================

disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic
210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the scope of disclosures required by ASU No. 2011-11. These ASUs are effective for annual periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Fund believes the adoption of these ASUs will not have a material impact on its financial statement disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

(9) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED JULY 31,
                                      -------------------------------------------------------------------------
                                            2013           2012            2011            2010            2009
                                      -------------------------------------------------------------------------
Net asset value at
 beginning of period                  $    13.26     $    12.53      $    10.50      $     9.53      $    12.53
                                      -------------------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income                       .24            .18             .13             .13             .24
 Net realized and unrealized
  gain (loss)                               3.03            .73            2.03             .98           (3.00)
                                      -------------------------------------------------------------------------
Total from investment
 operations                                 3.27            .91            2.16            1.11           (2.76)
                                      -------------------------------------------------------------------------
Less distributions from:
 Net investment income                      (.24)          (.18)           (.13)           (.14)           (.24)
                                      -------------------------------------------------------------------------
Net asset value at
 end of period                        $    16.29     $    13.26      $    12.53      $    10.50      $     9.53
                                      =========================================================================
Total return (%)*                          24.89           7.34           20.59           11.65(b)       (21.98)
Net assets at
 end of period (000)                  $1,453,425     $1,680,648      $1,440,420      $1,228,596      $1,190,258
Ratios to average net assets:**
 Expenses (%)(a)                             .85             .85            .84             .84(b)          .89
 Net investment income (%)                  1.67            1.43           1.08            1.26            2.50
Portfolio turnover (%)                        64              42             38(c)          107              85

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended July 31, 2013, average net assets were $1,424,344,000.

(a) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                            (.00%)(+)       (.00%)(+)      (.00%)(+)       (.00%)(+)       (.01%)
    (+) Represents less than 0.01% of average net assets.

(b) During the year ended July 31, 2010, SAS reimbursed the Fund Shares $233,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by 0.02%. This decrease is excluded from the expense ratios in the Financial Highlights table.

(c) Reflects decreased trading activity due to volatile market environment.

================================================================================

48  | USAA INCOME STOCK FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) -- INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                       YEAR ENDED JULY 31,                PERIOD ENDED
                                     -------------------------------------------------      JULY 31,
                                         2013          2012          2011         2010      2009***
                                     --------------------------------------------------------------
Net asset value at
 beginning of period                 $  13.25      $  12.52      $  10.49      $  9.52      $ 12.50
                                     --------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income                    .26           .20           .16          .16          .22(c)
 Net realized and unrealized
  gain (loss)                            3.03           .73          2.02          .97        (2.93)(c)
                                     --------------------------------------------------------------
Total from investment operations         3.29           .93          2.18         1.13        (2.71)(c)
                                     --------------------------------------------------------------
Less distributions from:
 Net investment income                   (.26)         (.20)         (.15)        (.16)        (.27)
                                     --------------------------------------------------------------
Net asset value at end of period     $  16.28      $  13.25      $  12.52      $ 10.49      $  9.52
                                     ==============================================================
Total return (%)*                       25.08          7.52         20.86        11.88       (21.67)
Net assets at end
 of period (000)                     $880,414      $249,551      $144,236      $87,983      $34,189
Ratios to average net assets:**
 Expenses (%)(a)                          .73           .71           .61          .62          .62(b)
 Expenses, excluding
  reimbursements (%)(a)                   .73           .71           .61(d)       .62(d)       .64(b),(d)
 Net investment income (%)               1.83          1.56          1.29         1.37         2.55(b)
Portfolio turnover (%)                     64            42            38(e)       107           85

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended July 31, 2013, average net assets were $650,677,000.

*** Institutional Shares were initiated on August 1, 2008.

(a) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c) Calculated using average shares.

(d) Prior to December 1, 2010, the Manager agreed to limit the annual expenses of the Institutional Shares to 0.62% of the Institutional Shares' average net assets.

(e) Reflects decreased trading activity due to volatile market environment.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

EXPENSE EXAMPLE

July 31, 2013 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2013, through July 31, 2013.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be

================================================================================

50  | USAA INCOME STOCK FUND

================================================================================

used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                 EXPENSES PAID
                                          BEGINNING             ENDING           DURING PERIOD*
                                        ACCOUNT VALUE        ACCOUNT VALUE      FEBRUARY 1, 2013 -
                                       FEBRUARY 1, 2013      JULY 31, 2013        JULY 31, 2013
                                       -----------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00            $1,143.90              $4.41

Hypothetical
 (5% return before expenses)               1,000.00             1,020.68               4.16

INSTITUTIONAL SHARES
Actual                                     1,000.00             1,144.50               3.88

Hypothetical
 (5% return before expenses)               1,000.00             1,021.17               3.66

* Expenses are equal to the annualized expense ratio of 0.83% for Fund Shares and 0.73% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 14.39% for Fund Shares and 14.45% for Institutional Shares for the six-month period of February 1, 2013, through July 31, 2013.

================================================================================

                                                           EXPENSE EXAMPLE |  51

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2013

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 30, 2013, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreements between the Manager and the Subadvisers with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and each Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning

================================================================================

52  | USAA INCOME STOCK FUND

================================================================================

the Fund's performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel,

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the expense group) and
(ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance

================================================================================

54  | USAA INCOME STOCK FUND

================================================================================

adjustment -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreements are paid by the Manager. The Board also considered and discussed information about the Subadvisers' fees, including the amount of management fees retained by the Manager after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and below its Lipper index for the one-year period ended December 31, 2012, and was lower than the average of its performance universe and its Lipper index for the three- and five-year periods ended December 31, 2012. The Board also noted that the Fund's percentile performance ranking was in the top 50% of its performance universe for the one-year period ended December 31, 2012, and was in the bottom 50% of its performance universe for the three- and five-year periods ended December 31, 2012. The Board took into account the Fund's improved more recent performance. The Board also took into account management's discussion of the Fund's performance and the factors that contributed to such performance, including the effect of the current market environment, as well as recent actions taken to address the Fund's performance.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered that the Manager pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that the Fund may realize additional economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance

================================================================================

56  | USAA INCOME STOCK FUND

================================================================================

program; (iii) the Fund's performance is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreements and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of each Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that one of the Subadvisory Agreements contains breakpoints in its fee schedule.

SUBADVISORY FEES AND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays subadvisory fees to each Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, and five-year periods ended December 31, 2012, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring

================================================================================

58  | USAA INCOME STOCK FUND

================================================================================

the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the explanations of management regarding the factors that contributed to the performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS -- The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

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60  | USAA INCOME STOCK FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); Director of AMCO (01/12-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc.
(FPS) (04/11-present); President and Director of USAA Investment Management Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 16 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-6/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over five years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 13 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

62  | USAA INCOME STOCK FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors. LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member in 9/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as one year as a Board Member of the USAA family of funds. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012); Vice President, New Life Investments, LLC (1986-1992). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

     (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
     (2)  Member of Executive Committee
     (3)  Member of Audit Committee
     (4)  Member of Pricing and Investment Committee
     (5)  Member of Corporate Governance Committee
     (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
     (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
     (+)  Mr. Mason was elected as Chair of the Board in January 2012.

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64  | USAA INCOME STOCK FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11); Managing Director, AIG Investments, (12/03-01/09).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Executive Director and General Counsel, Financial Advice & Solutions Group General Counsel, USAA (10/12-present); Secretary and Director, IMCO (6/13-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (4/10-6/13); Reed Smith, LLP, Associate (08/05-11/08). Mr. Whetzel also serves as Secretary of AMCO, SAS and ICorp.

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                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Executive Director, Lead Securities Attorney, Financial Advice & Solutions Group General Counsel, USAA (04/13-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10); Associate, Morrison & Foerster LLP (07/07-02/09). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present).

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66  | USAA INCOME STOCK FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Paul L. McNamara
                                     Jefferson C. Boyce
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select "Investments,"
AT USAA.COM                          then "Mutual Funds"

OR CALL                              Under "Investments" view
(800) 531-USAA                       account balances, or click
        (8722)                       "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>>  SAVE PAPER AND FUND COSTS
    Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
    Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

    [LOGO OF USAA]
         USAA      WE KNOW WHAT IT MEANS TO SERVE.(R)

    ============================================================================
    23421-0913                               (C)2013, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 27, 2012, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 52 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2013 and 2012 were $460,191 and $391,388, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2013 and 2012 were $65,860 and $70,828, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax compliance services relating to foreign tax reclaim filings for the fiscal years ended July 31, 2013 and 2012 were $27,750 and $0, other fees billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise calculations for fiscal years ended July 31, 2013 and 2012 were $27,000 and $0, respectively.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2013 and 2012.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for July 31, 2013 and 2012 were $442,000 and $384,984, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2013 and 2012 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2013

By:*     /s/ James G. Whetzel
         --------------------------------------------------------------
         Signature and Title:  James G. Whetzel, Secretary

Date:     09/20/2013
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     09/24/2013
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     09/23/2013
         ------------------------------

*Print the name and title of each signing officer under his or her signature.